Exhibit 99.3

Company Overview

Q4 2009

Q409 Company Overview

Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the future financial and operational performance of the Company. These statements are not guarantees of future performance. These forward-looking statements are based on management’s expectations as of February 11, 2010, and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as “forecast,” “opportunity,” “intends” and “expects,” among others, generally identifies forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income, earnings per share and other measures of results of operations and the prospects for future growth of Expedia, Inc.’s business.

Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: continued or prolonged adverse economic conditions leading to decreased consumer and business spending; changes in our relationships and contractual agreements with travel suppliers or global distribution system partners; adverse changes in senior management; the rate of growth of online travel; our inability to recognize the benefits of our investment in technologies; changes in the competitive environment, the e-commerce industry and broadband access and our ability to respond to such changes; declines or disruptions in the travel industry (including those caused by adverse weather, bankruptcies, health risks, war and/or terrorism); the rate of online migration in the various geographies and markets in which Expedia, Inc. operates, including Eastern Europe and Asia; fluctuations in foreign exchange rates; risks related to our long term indebtedness, including the ability to access funds as and when needed; changing laws, rules and regulations and legal uncertainties relating to our business; Expedia, Inc.’s ability to expand successfully in international markets; possible charges resulting from, among other events, platform migration; failure to realize cost efficiencies; the successful completion of any future corporate transactions or acquisitions; the integration of current and acquired businesses; and other risks detailed in Expedia, Inc.’s public filings with the SEC, including Expedia, Inc.’s annual report on Form 10-K for the year ended December 31, 2009. Except as required by law, Expedia, Inc. undertakes no obligation to update any forward-looking or other statements in this presentation, whether as a result of new information, future events or otherwise.

Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are included in Appendix B.

Q409 Company Overview

2

Global Opportunity

Sources: U.S. Online Travel Overview 8th Edition Update: 2009 – 2010 (April 2009); U.S. Corporate Travel Distribution 4th Edition (July 2009); European Online Travel Overview 5th Edition (October 2009); European figures assume Euro/USD exchange rate in each period of $1.40; APAC data—PhoCusWright Asia Pacific Online Travel Overview – Third Edition, August 2009 & EyeForTravel APAC Overview April 2007. APAC data excludes managed travel.

Figures in $billions CAGR

2006 2007 2008 2009 (E) 2010 (E) ‘06 – ‘10

Travel Market Size:

U.S. 251 264 271 241 236 ?2%

Europe 320 337 334 300 299 ?2%

APAC 238 244 215 202 212 ?3%

3	Region Total 809 845 820 743 747 ?2%

Online Bookings:

U.S. 123 138 137 135 139 3%

Europe 68 84 95 95 103 11%

APAC 21 26 31 36 44 20%

3	Region Online 212 248 263 266 286 8%

Europe & APAC 89 110 126 131 147 13%

Online Penetration:

U.S. 49% 52% 51% 56% 59%

Europe 21% 25% 28% 32% 34%

APAC 9% 11% 14% 18% 21%

3	Region Online Pen. 26% 29% 32% 36% 38%

Sizeable markets

Higher growth online

Penetration tailwinds

OTA share stabilizing

OTA Share of Online Bookings

Q409 Company Overview

3

World’s Largest and Most Intelligent Travel Marketplace

Suppliers Hotels

Airlines

Car rental companies

Cruise lines

Global distribution system (GDS) partners

Advertisers

Travel products

Travel info

Technology

Customers Leisure travelers

Corporate travelers

Travel service providers (“white label”)

Offline retail travel agents

Secure superior quality supply & maintain price competitiveness Intelligently match supply & demand Empower and inspire travelers to find and build the right trip Enable suppliers to reach travelers in a unique & value-additive way Aggressively expand our global presence & demand footprint Achieve excellence in technology, people and processes to make quality, consistency & efficiency the foundation of our marketplace

Q409 Company Overview

4

Expedia - the Travel Sector Leader

[1]Sources: comScore MediaMetrix, November, 2009 & company data; [2] See Appendix B for reconciliation of non-GAAP to GAAP numbers. Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments, and certain legal reserves and occupancy tax charges. Adj. EBITDA includes gains/(losses) from revenue hedges.

Premier Brand Portfolio

Expedia — ***#1 Online Travel Agency*** (OTA) globally, with presence in 20 countries

hotels.com — ***Leading hotel specialist*** globally, with over 70 localized sites

Hotwire — ***Leading value-based travel provider***

tripadvisor — ***#1 online travel community***, operating in North America, Europe & APAC

EGENCIA (An Expedia, Inc. Company) · venere · eLong.com · Classic Vacations

Key Statistics [1]

- Traffic (November '09 unique visitors): 57mm
- FY 2009 number of transactions: 58mm

FY 2009

•Gross bookings:	$ 21.8b
•Revenue:	$ 2.96b
•OIBA[2]:	$762mm
•Adjusted EBITDA[2]	$864mm

- $6.4b market cap (Feb 10, 2010)
- Member of S&P 500 & NASDAQ 100 stock indices

Global presence & portfolio of category leading brands

expedia inc.
Q409 Company Overview
5

Largest Worldwide Audience



U.S.
Millions
30
25
20
15
10
5
0
700
600
500
400
300
200
100
0
+106%¹
+141%¹
+150%¹
UV's
Min Spent Online
Page Views



Worldwide
Millions
80
70
60
50
40
30
20
10
0
1,300
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
0
+119%¹
+125%¹
+173%¹
UV's
Min Spent Online
Page Views

expedia inc. | Orbitz | Travelocity | Yahoo Travel | Priceline

Source: comScore MediaMetrix, November 2009
[1] Denotes Expedia's percentage difference over next largest competitor expedia inc.
Q409 Company Overview
6

Expedia’s Virtuous Cycle

More ad revenue

Cash flow to improve traveler experience

More travelers

Compelling supplier & advertising channel User-generated content

Better supplier economics

Growth / Scale

Scale drives opportunity to enhance supplier, traveler & advertiser value propositions, reward stakeholders

Q409 Company Overview

7

Revenue by Product & Geography

Product Categories (2009)

Revenue

Car, Cruise & Other 14%

Advertising

& Media 11%

Air 12%

Hotel 64%

Geographic Split (2009)

Revenue

International 37%

Domestic 63%

*	Hotel & Advertising – 75% of revenue base and key revenue / profitability drivers
*	Europe & other international markets benefit from earlier stage online penetration
*	Significant international growth anticipated, with a target of 50+% of total revenue from international

Business mix shifting to hotel & advertising, increasingly global

Source: Company financial reports; some numbers may not add due to rounding.

Q409 Company Overview

8

Product Category—Hotel

Business Overview

•Merchant hotel

—Expedia merchant of record with no inventory risk

—Expedia receives cash upfront from travelers, pays hoteliers several weeks later

—Some control over pricing, higher margins & ability to package opaquely with other products

—1—3 year contracts with major chain lodging properties

—Consultative account management brings industry leading intelligence to hoteliers

• Agency hotel small but growing in import with acquisition of Venere & launch of Expedia Easy Manage

Merchant Model / Illustrative Transaction

Travelers

Sample Expedia Revenue: $350 night stay at luxury hotel

Cost to Traveler $350 Cost to Expedia $280 Revenue to Expedia1 $70

1	Includes service fee and spread

Revenues to Expedia:

•Spread between the discounted rate provided by suppliers and sales price paid by travelers •Service fees from travelers

•Cash received on booking, revenue recognized at stay •Revenue margin higher than the agency model

Reduced E.com service fees beginning Apr-09

Q409 Company Overview

Trended Worldwide Hotel Growth Statistics (y/y)

Source: Company financial reports . 2005 – 2007 data is for merchant hotel only; 2008 – 2009 data is for both agency and merchant hotel.

Q409 Company Overview

Product Category - Advertising & Media

Business Overview

- Two primary businesses –
  - TripAdvisor Media Network (leading global collection of user-generated content sites)
  - Expedia Media Solutions (monetizing global Expedia, Hotels & Hotwire sites beyond transactions)
- 2009 revenue of $311mm, +10% y/y

Ad & Media Brand Portfolio

Travel supplier advertising on Expedia's ww sites	Expedia Media
Reviews with social networking	virtual tourist; tripadvisor
Search tool for fares	airfarewatchdog.com; bookingbuddy
Travel blogs	TravelPod
European holiday reviews	HOLIDAY
Destination services, hotels & vacation rentals	TravelLibrary
Editorial info and deals	smarter TRAVEL
Cruise reviews & community	Cruise Critic
UGC seat maps and airline info	SEATGURU
Guides and bargains	Independent Traveler.com
Vacation rental reviews	FLIPKEY

Sources: Company financial reports, TripAdvisor press releases.

Revenue Drivers

- Offer advertisers targeted audiences
- CPC, CPM & subscription based ad models
- TripAdvisor leverages industry-leading SEM & SEO capabilities
- Robust user-generated content and selection draws in users

Growth in TTM Net Advertising Revenues[1]


$146
$209
$239
$268
$282
$292
$295
$299
$311
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

[1] Trailing twelve months; growth due in part to acquisitions

TripAdvisor Reviews and Opinions - Robust Growth


TripAdvisor Reviews & Opinions (mm)
32.0
28.0
24.0
20.0
16.0
12.0
8.0
4.0
0.0
0.2
0.7
2.9
5.0
10.0
15.0
20.0
25.0
30.0
Oct 03
Oct 04
Oct 05
Jun 06
Jun 07
May08
Oct08
Jul09
Nov09

expedia inc.
Q409 Company Overview
11

Product Category—Air

Business Overview

• Air revenue = 12% of Expedia’s worldwide annual revenue

- ~90% of airplane tickets sold over Expedia’s online properties are agency transactions, in which Expedia acts as agent on behalf of a supplier and collects a commission—Customer pays supplier directly, Expedia collects its remuneration after travel—Lower revenue margin business v. hotel transactions

• OTAs in U.S. eliminated most consumer booking fees for air tickets in spring 2009, resulting in reduced air revenue and unit share shift from offline & supplier direct

Agency Model / Illustrative Transaction

Revenue to Expedia: •Portion of GDS fee

•Commissions & incentives directly from carriers •Booking fees (some sites) Other: •Supplier is merchant of record •Expedia bears no inventory risk •Revenue recognized at booking, cash received within weeks •Agency model is used in other product categories, including hotel •Multi-GDS strategy

Airlines (Supplier)

GDS

Travelers

No online booking fees on E.com air tickets

Q409 Company Overview

Trended Worldwide Air Growth Statistics (y/y)

Source: Company financial reports

Q409 Company Overview

Stable Supplier Relationships & Economics

Trended Revenue Margin (TTM)

Excluding ad & media revenue Including ad & media revenue

4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09

13.7% 14.0% 14.1% 13.9%

13.6% 13.6% 13.6% 13.8% 13.6%

12.6% 12.6% 12.5% 12.6% 12.6%

12.5% 12.5% 12.4%

12.1%

Stable revenue margin driven by:

Long-term agreements with airlines and GDS providers Better hotel relationships through PSG investment Growth in advertising business helping offset fee cut impact

Stabilized revenue margins indicate healthy supplier relationships

Source: Company financial reports

Q409 Company Overview

2009 Results

** Excludes stock-based compensation. ** OIBA includes realized gain/(loss) from revenue hedges *** Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges. Adj. EBITDA includes realized gains/(losses) from revenue hedges. [1]See Appendix B for reconciliation of non-GAAP to GAAP numbers.*

Figures in $mm unless otherwise noted

	Q409	Q408	y/y	2009	2008	y/y
Transactions (mm)	13.1	10.7	22%	57.7	48.9	18%
Gross Bookings	$5,049	$4,020	26%	$21,811	$21,269	3%
Revenue	698	621	12%	2,955	2,937	1%
Cost of Revenue [1] *	145	138	5%	605	636	(5%)
Selling & Marketing [1] *	232	216	8%	1,015	1,095	(7%)
Tech & Content [1] *	82	68	19%	304	273	12%
General & Administrative [1] *	74	61	21%	259	235	10%
Total Costs and Expenses [1] *	533	484	10%	2,183	2,239	(3%)
OIBA [1] **	163	137	19%	762	698	9%
OIBA Margin [1]	23%	22%	+127bps	26%	24%	+201bps
Adjusted EBITDA [1] ***	190	159	20%	864	775	12%
Adj. EBITDA Margin [1]	27%	26%	+169bps	29%	26%	+287bps
Free Cash Flow [1]	(173)	(288)	40%	584	361	62%

Unit Acceleration & Share Gains –

- *Q409 US room night growth of 23% v. total US room demand off (1%) per Smith Travel*
- *Q409 worldwide air ticket growth of 32% v. worldwide RPM decline of (2%) per IATA*

Source: Company financial reports

expedia inc.

Q409 Company Overview

15

Trended Free Cash Flow (TTM)

$millions

‘09 cash flows improved due to higher earnings, merchant hotel recovery & normalized cap ex

‘08 cash flows down due to taxes, slowing merchant hotel & onetime cap ex

Over $1.5B in free cash flow generated in past 3 years

Source: Company financial reports Q409 Company Overview

Efficiently Managing Dilution

millions of adjusted diluted shares

9% reduction in share base since Q107

Source: Company financial reports Q409 Company Overview

Capitalization

12/31/2009

Cash and Cash Equivalents1 $643

Revolving Credit Facility2 —

7.456% Notes due 2018 500

8.500% Notes due 2016 395

Total Debt $895

Net Debt 253

Market Value of Equity3 $6,450

Total Capitalization $6,703

Adjusted EBITDA4 $864

Total Debt / Adj. EBITDA4 1.0x

Net Debt / Adj. EBITDA4 0.3x

2	debt issues with long-term maturities (2018 Notes have 2013 investor put)

Modest leverage; minimal net debt

1	Does not include restricted cash and short-term investments.

2 Total size of revolving credit facility closed in February 2010 is $750 million; available capacity reduced by $42mm in outstanding letters of credit as of December 31, 2009.

3	Based on 290mm outstanding shares & February 10th, 2010 closing share price of $22.24.

4 Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments, certain legal reserves and occupancy tax charges. Adjusted EBITDA includes any realized gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers

Source: Company financial reports. Some numbers may not add due to rounding.

Q409 Company Overview

Trended Credit Metrics

12.31.05 12.31.06 12.31.07 12.31.08 12.31.09

Leverage Measures

Total Debt / TTM Adjusted EBITDA1 0.3 0.8 1.5 2.0 1.0

Net Debt / TTM Adjusted EBITDA1 N/A N/A 0.6 1.1 0.3

Coverage Measures

TTM Adj. EBITDA / TTM Interest Expense1 N/A 37.5 13.8 10.8 10.3

TTM Free Cash Flow / TTM Int. Expense1 N/A 30.4 11.8 5.0 6.9

1	See Appendix B for reconciliation of non-GAAP to GAAP numbers

Demonstrated strong credit metrics, consistent with investment grade rating

Source: Company financial reports Q409 Company Overview

Rating Agency Snapshot

S&P (Analyst: Andy Liu)

Rating Raised To ‘BBB-’ From ‘BB’; Outlook Stable Oct 14, 2009 Note:

“The ratings upgrade is based on Expedia’s revised financial policy, solid operating performance, and strong financial measures.” “BBB- rating reflects the company’s leading market share, strong brands, good discretionary cash flow, and solid credit measures. These positive factors offset the intense competitiveness of the online travel agency market, Expedia’s concentration of earnings from this market, varying supplier dynamics, and some cyclicality.”

Moody’s (Analyst: Stephen Sohn)

Rating Raised from Ba2 to Ba1 / Stable / SGL-1 Oct 30, 2009 Credit Opinion:

“The upgrade is based on Expedia’s solid operating performance amidst the global recession and management’s commitment to more conservative financial policies.” “Management has publicly committed to financial policies commensurate with an investment grade rated company, specifically 2 to 3 times (gross debt to EBITDA).” “We anticipate that modest acquisition and share buyback activity will be funded through the company’s free cash flow generation and that balance sheet liquidity will remain robust through 2010. In addition, we expect leverage…to remain consistent with management targets.”

Solid execution & adequate liquidity in a challenging environment

Q409 Company Overview

Summary

• Attractive macro tailwind as travel industry shifts online

• World’s #1 online provider of travel-related services

— Leading traffic, supply, scale, bookings, revenue & cash flows

— Strong and complementary portfolio of brands and products

— Critical partner to airlines, hotels and other travel suppliers

• Countercyclical elements

— Low exposure to airline industry (12% of revenue base)

— Promotional hotel supply improves in downturn

— Diversified brands, business models and geographic reach

— Approximately 60% variable / 40% fixed cost base

• Compelling platforms for travel suppliers, travelers & advertisers

• Strong business model, execution & credit metrics

— Substantial free cash flow 1(FY09: $584mm)

— Modest leverage (1.0x)

— Strong interest coverage (10.3x)

— High operating margins and modest ongoing cap-ex (~3% revenue)

• Proven management

1	See Appendix B for reconciliation of non-GAAP to GAAP numbers

Q409 Company Overview

Appendix A

Q409 Company Overview

Business Model – Income Statement (FY 2009)

Customer books travel product or service; total retail value (incl taxes and fees) constitutes “Gross Bookings.”

Expedia’s portion of the gross booking gets recorded as revenue (commissions, fees, etc.). Revenue

= 13.5% of TTM bookings.

(1) Personnel–related costs, including executive leadership, finance, legal, tax and HR functions. (2) Fees for professional services typically related to legal, tax and accounting engagements.

Annual employee awards granted each Q1 ; company switched to options from RSUs in 2009.

Amortization of M&A activity

(Figures in $millions)

Gross bookings $21,811

Revenue 2,955

Cost of revenue * 605

Selling and marketing * 1,015

General and administrative * 259

Technology and content * 304

“OIBA” * (incl. $11mm hedge loss) 762

OIBA margin* 26%

Stock-based compensation 62

Amortization of intangibles 38

Occ tax, legal reserves &

restructuring 102

Operating income (GAAP) 571

• customer operations • credit card & fraud expense • data center & other costs

Consists of direct (74%) advertising expenses (search engine marketing & other online advertising, TV, etc.) and indirect, personnel-related costs (26%), including our supplier relationship function (PSG).

Principally relates to payroll and related expenses, hardware & software, licensing & maintenance and software development cost amortization.

(excl. $11mm hedge loss)

*	Excludes stock-based compensation. See Appendix B for reconciliation of non-GAAP with GAAP numbers.

Source: Company financial reports Q409 Company Overview

Trended Historical Results

(Figures in $millions)

	2005	2006	2007	2008	y/y growth 2006	2007	2008
Gross Bookings	15,336	16,882	19,632	21,269	10%	16%	8%
Revenue	2,119	2,238	2,665	2,937	6%	19%	10%
Cost of goods sold & operating expenses *	1,492	1,639	1,996	2,239	10%	22%	12%
OIBA***	627	599	670	698	(5%)	12%	4%
*OIBA Margin****	*30%*	*27%*	*25%*	*24%*	*(283bps)*	*(165bps)*	*(136bps)*
Adj. EBITDA **	678	648	729	775	(4%)	13%	6%
*EBITDA Margin****	*32%*	*29%*	*27%*	*26%*	*(303bps)*	*(160bps)*	*(98bps)*
Free Cash Flow ***	807	525	625	361	(35%)	19%	(42%)

- ***Positive top-line growth***
- ***Expense ramp to support independent public company & technology revamp pressured margins***
- ***Despite difficult environment, generating substantial OIBA margins***
- ***Over $2.5B in cumulative OIBA & over $2B in cumulative free cash flow***

* Excludes stock-based compensation. See reconciliation of non-GAAP measure in appendix B.

** Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges. Adjusted EBITDA includes any gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers

*** See Appendix B for reconciliation of non-GAAP numbers.

Q409 Company Overview
expedia inc.
24

Appendix B

Q409 Company Overview

Tabular Reconciliations For Non-GAAP Data

Operating Income Before Amortization

(figures in $000s) 3 Months Ended December 31, 2008 3 Months Ended December 31, 2009

OIBA $ 137,084 $ 162,903

Amortization of intangible assets (16,898) (9,722)

Stock-based compensation (13,264) (14,994)

Restructuring charges — (5,571)

Occupancy tax assessments and legal reserves — 6,553

Impairment of goodwill (2,762,100) -

Impairment of intangible and other long-lived assets (233,900) -

Realized loss on revenue hedges — 1,682

Operating income / (loss) (2,889,078) 140,851

Operating income margin n/a 20%

Interest income (expense), net (17,086) (19,638)

Other, net (12,164) (4,595)

Provision for income taxes 158,173 (12,405)

Net (income) loss attributable to noncontrolling interests 173 (1,987)

Net income / (loss) attributable to Expedia, Inc. ($2,759,982) $ 102,226

Source: Company financial reports

Q409 Company Overview

Tabular Reconciliations For Non-GAAP Data

Operating Income Before Amortization Year Ended Year Ended Year Ended Year Ended Year Ended

(figures in $000s) Dec. 31, 2005 Dec. 31, 2006 Dec. 31, 2007 Dec. 31, 2008 Dec. 31, 2009

OIBA $ 627,441 $ 599,018 $ 669,487 $ 697,774 $ 761,532

OIBA margin 30% 27% 25% 24% 26%

Amortization of intangible assets (126,067) (110,766) (77,569) (69,436) (37,681)

Amortization of non-cash distribution and

marketing (12,597) (9,638) —— -

Stock-based compensation (91,725) (80,285) (62,849) (61,291) (61,661)

Restructuring charges — — —— (34,168)

Occupancy tax assessments and legal reserves — — —— (67,658)

Impairment of goodwill — — — (2,762,100) -

Impairment of intangible & other long-lived assets — (47,000) — (233,900) -

Realized loss on revenue hedges — — —— 11,050

Operating income / (loss) 397,052 351,329 529,069 (2,428,953) 571,414

Operating income margin 19% 16% 20% n/a 19%

Interest income (expense), net 48,673 14,799 (13,478) (41,573) (78,027)

Other, net (8,428) 18,770 (18,607) (44,178) (35,364)

Write-off of long-term investment (23,426)

Provision for income taxes (185,977) (139,451) (203,114) (5,966) (154,400)

Net (income) loss attributable to noncontrolling

interests 836 (513) 1,994 2,907 (4,097)

Net income / (loss) attributable to Expedia, Inc. $ 228,730 $ 244,934 $ 295,864 $(2,517,763) $ 299,526

Source: Company financial reports

Q409 Company Overview

Tabular Reconciliations For Non-GAAP Data

Costs & Expenses

(figures in $000s) Year Ended Dec. 31, 2005 Year Ended Dec. 31, 2006 Year Ended Dec. 31, 2007 Year Ended Dec. 31, 2008 Year Ended Dec. 31, 2009

Total costs and expenses* $ 1,583,739 $ 1,718,853 $ 2,058,694 $ 2,300,530 $ 2,244,505

Less: stock-based compensation (91,725) (80,285) (62,849) (61,291) (61,661)

Costs and expenses excluding stock-based

compensation 1,492,014 1,638,568 1,995,845 2,239,239 2,182,844

*	Includes cost of revenue, selling and marketing, general and administrative and technology and content expenses.

Source: Company financial reports

Q409 Company Overview

Tabular Reconciliations For Non-GAAP Data

Adjusted Earnings Before Interest, Taxes, Depreciation & Amortization

(figures in $000s) 3 Months Ended Dec 31, 2008 3 Months Ended Dec 31, 2009

Adjusted EBITDA $ 158,949 $ 190,345

Adjusted EBITDA Margin 26% 27%

Depreciation (21,865) (27,442)

OIBA (see page 26) $ 137,084 $ 162,903

OIBA Margin 22% 23%

Source: Company financial reports

Q409 Company Overview

Tabular Reconciliations For Non-GAAP Data

Adjusted Earnings Before Interest, Taxes, Depreciation & Amortization

(figures in $000s)	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2009
Adjusted EBITDA	677,886	647,797	729,013	774,574	864,314
Adjusted EBITDA margin	*32%*	*29%*	*27%*	*26%*	*29%*
Depreciation	(50,445)	(48,779)	(59,526)	(76,800)	(102,782)
Amortization of intangible assets	(126,067)	(110,766)	(77,569)	(69,436)	(37,681)
Amortization of non-cash distribution & marketing	(12,597)	(9,638)	-	-	-
Stock-based compensation	(91,725)	(80,285)	(62,849)	(61,291)	(61,661)
Restructuring charges	-	-	-	-	(34,168)
Occupancy tax assessments and legal reserves	-	-	-	-	(67,658)
Impairment of goodwill	-	-	-	(2,762,100)	-
Impairment of intangible & other long-lived assets	-	(47,000)	-	(233,900)	-
Realized loss on revenue hedges	-	-	-	-	11,050
Operating income / (loss)	397,052	351,329	529,069	(2,428,953)	571,414
Operating income margin	*19%*	*16%*	*20%*	*n/a*	*19%*
Interest income (expense), net	48,673	14,799	(13,478)	(41,573)	(78,027)
Other, net	(8,428)	18,770	(18,607)	(44,178)	(35,364)
Write-off of long-term investment	(23,426)	-	-	-	
Provision for income taxes	(185,977)	(139,451)	(203,114)	(5,966)	(154,400)
Net (income) loss attributable to noncontrolling interests	836	(513)	1,994	2,907	(4,097)
Net income / (loss) attributable to Expedia, Inc.	$ 228,730	$ 244,934	$ 295,864	$(2,517,763)	$ 299,526

Q409 Company Overview

expedia inc.

Source: Company financial reports

30

Tabular Reconciliations For Non-GAAP Data

Costs & Expenses

(figures in $000s) 12 Months Ended Dec. 31, 2008 12 Months Ended Dec. 31, 2009 3 Months Ended Dec. 31, 2008 3 Months Ended Dec. 31, 2009

Cost of revenue 638,709 607,251 138,687 145,540

Less: stock-based compensation (2,252) (2,285) (499) (555)

Cost of revenue excluding stock-based

compensation 636,457 604,966 138,188 144,985

Selling and marketing 1,105,337 1,027,062 217,062 234,839

Less: stock-based compensation (10,198) (12,440) (1,230) (2,695)

Selling and marketing excluding stock-based

compensation 1,095,139 1,014,622 215,832 232,144

Technology and content 287,763 319,708 72,078 85,518

Less: stock-based compensation (15,111) (15,700) (3,619) (3,797)

Technology and content excluding stock-based

compensation 272,652 304,008 68,459 81,721

General and administrative 268,721 290,484 69,164 82,030

Less: stock-based compensation (33,730) (31,236) (7,916) (7,947)

General and administrative excluding stock-

based compensation 234,991 259,248 61,248 74,083

Source: Company financial reports

Q409 Company Overview

Tabular Reconciliations For Non-GAAP Data

Free Cash Flow

(figures in $000s) TTM 3.07 TTM 6.07 TTM 9.07 TTM 12.07 TTM 3.08 TTM 6.08

Net cash provided by operating activities 703,569 831,140 859,228 712,069 737,792 660,510

Less: capital expenditures (97,925) (97,576) (82,671) (86,658) (101,514) (118,417)

Free cash flow 605,644 733,564 776,557 625,411 636,278 542,093

TTM 9.08 TTM 12.08 TTM 3.09 TTM 6.09 TTM 9.09 TTM 12.09

Net cash provided by operating activities 514,242 520,688 458,913 494,184 573,491 676,004

Less: capital expenditures (148,022) (159,827) (150,025) (131,146) (103,775) (92,017)

Free cash flow 366,220 360,861 308,888 363,038 469,715 583,987

TTM = Trailing Twelve Month periods ended

Source: Company financial reports. Numbers may not add due to rounding. © 2009 Expedia, Inc. All rights reserved. Trademarks and logos are Q409 Company Overview property of their respective owners.

Tabular Reconciliations For Non-GAAP Data

Free Cash Flow

(figures in $000s) TTM 12.05 TTM 12.06 3 months ended Dec. 31, 2008 3 months ended Dec. 31, 2009

Net cash provided by operating activities 859,187 617,440 (246,841) (144,328)

Less: capital expenditures (52,315) (92,631) (40,843) (29,085)

Free cash flow 806,872 524,809 (287,684) (173,413)

TTM = Trailing Twelve Month periods ended

Q409 Company Overview